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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Amendment No. 2 to the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated January 19, 1999, relating to the consolidated financial statements of Knight/Trimark Group, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PricewaterhouseCoopers LLP

New York, New York
February 22, 1999